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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 26, 1997
                        (Date of Earliest Event reported)


                              MEDFORD BANCORP, INC.
               (Exact name of registrant as specified in charter)


       MASSACHUSETTS                                              04-3384928
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)


                  29 HIGH STREET, MEDFORD, MASSACHUSETTS 02155
          (Address of principal executive offices, including zip code)



                                 (617) 395-7700
              (Registrant's telephone number, including area code)


                      The Exhibit Index appears on page 5.
           There are _____ pages in this Report, including exhibits.




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ITEM 5.  OTHER EVENTS.

         On November 26, 1997 at 12:01 a.m. (the "Effective Date") Medford Bancorp, Inc. (the "Company") and Medford Savings Bank, a Massachusetts savings bank (the "Bank"), consummated the formation of a holding company for the Bank (the "Reorganization") pursuant to a Plan of Reorganization and Acquisition dated as of July 29, 1997 (the "Plan of Reorganization"). Pursuant to the Plan of Reorganization, at the Effective Date, each issued and outstanding share of the Bank's common stock ("Bank Common Stock"), par value $0.50 per share (together with associated preferred stock purchase rights) (except shares held by stockholders exercising dissenters' rights), automatically and without consideration was converted into and exchanged for one share of the common stock, par value $0.50 per share (the "Common Stock") of the Company (together with associated preferred stock purchase rights). Prior to the completion of the Reorganization, the Company was a wholly-owned subsidiary of the Bank. On the Effective Date, the Bank became a wholly-owned subsidiary of the Company and the stockholders of the Bank became stockholders of the Company. No additional shares were offered or sold in connection with the Reorganization.

         Until the Effective Date, the Bank's common stock was registered under
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and traded on the Nasdaq National Market System. The Bank has filed reports with the FDIC under Section 12(i) of the Exchange Act since 1993. This report on Form 8-K is being filed in connection with the registration of the Common Stock of the Company under Section 12(g) of the Exchange Act pursuant to Rule 12g-3(a) thereunder. As of the Effective Date, (i) the Company is the successor issuer to the Bank, (ii) the Common Stock of the Company was held of record by three hundred or more persons and (iii) the Common Stock of the Company is listed in place of the common stock of the Bank on the Nasdaq National Market System under the trading symbol "MDBK."

         Pursuant to the Plan of Reorganization, as of the Effective Date, the Company assumed all of the Bank's obligations under the Bank's stock option plans, as evidenced by the Company's Stock Option Plan and the Medford Savings Bank 1986 Stock Option Plan, which was assumed and adopted by the Company as the Company's stock option plan (the "Stock Option Plans"). Under the Stock Option Plans, the Company will issue shares of its Common Stock in lieu of shares of Bank Common Stock. The Company intends to file, concurrently with this Current Report on Form 8-K, a registration statement on Form S-8 for all Common Stock issuable under the Stock Option Plans.

         In connection with the Reorganization, the Bank's Shareholder Rights Plan was amended and restated so that it was assumed by the Company following the Reorganization. Accordingly, as of the Effective Date, the outstanding Bank Rights (as defined below) issued pursuant to the Bank's Shareholder Rights Plan were assumed by, and deemed to be rights issued by, the Company (the "Rights"). The Company's Amended and Restated Shareholder Rights Plan (the "Company's Shareholder Rights Plan") has been converted from the Bank's Shareholder Rights Plan. The following summary description of the Company's Shareholder Rights Plan does not



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purport to be complete and is qualified in its entirety by reference to the
Company's Shareholder Rights Plan, which has been filed as an exhibit to this Current Report on Form 8-K.

         In connection with the adoption of the Bank's Shareholder Rights Plan, the Board of Directors of the Bank declared a dividend distribution of one preferred stock purchase right (a "Bank Right") for each outstanding share of the Bank's common stock to stockholders of record as of the close of business on October 8, 1993. On July 29, 1997, in connection with the Reorganization, the Board of Directors of the Company adopted resolutions assuming the Bank's Shareholder Rights Plan and converting it into the Company's Shareholder Rights Plan, which contains substantially the terms and conditions of the Bank's Shareholder Rights Agreement. On November 25, 1997, the Boards of Directors of the Bank and the Company adopted resolutions confirming the conversion of the Bank Rights to the Rights with the conversion and exchange of the Bank's common stock for the Company's Common Stock. As of the Effective Date, the Rights currently are not exercisable and are attached to and trade with the outstanding shares of the Company's Common Stock. Under the Company's Shareholder Rights Plan, the Rights become exercisable (i) if a person becomes an "acquiring person" by acquiring 15% or more of the outstanding shares of the Company's Common Stock, (ii) if a person who owns 10% or more of the Company's Common Stock is determined to be an "adverse person" by the Board of Directors of the Company, or (iii) if a person commences a tender offer that would result in that person owning 15% or more of the Company's Common Stock. In the event that a person becomes an "acquiring person" or is declared an "adverse person" by the Board of Directors of the Company, each holder of a Right (other than the acquiring person or the adverse person) would be entitled to acquire such number of shares of the Company's preferred stock as are provided for in the Company's Shareholder Rights Plan.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following is a complete list of exhibits filed or incorporated by reference as part of this report.

         2.1 Plan of Reorganization and Acquisition dated as of July 29, 1997 between the Company and the Bank

         3.1    Articles of Organization of the Company

         3.2    By-laws of the Company

         3.3    Amended and Restated Charter of the Bank

         3.4    Amended and Restated By-laws of the Bank

         4.1    Specimen certificate for shares of Common Stock of the Company

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         4.2    Articles IV, VI(A), VI(C), VI(I)-(J) of Articles of Organization
                of the Company (see Exhibit 3.1)

         4.3    Articles II and V of By-laws of the Company (see Exhibit 3.2)

         10.1 Amended and Restated Shareholders Rights Agreement, dated November 26, 1997, between Medford Bancorp, Inc. and Medford Savings Bank and State Street and Trust Company, as Rights Agent

         99.1 Annual Report of the Bank on Form F-2 for the year ended December 31, 1996, as filed with the Federal Deposit Insurance Corporation ("FDIC")

         99.2 Quarterly Report of the Bank on Form F-4 for the quarter ended March 31, 1997, as filed with the FDIC

         99.3 Current Report of the Bank on Form F-3, as filed with the FDIC on May 7, 1997

         99.4 Quarterly Report of the Bank on Form F-4 for the quarter ended June 30, 1997, as filed with the FDIC

         99.5 Proxy Statement, dated August 4, 1997, delivered to the Bank's stockholders in connection with the Bank's September 16, 1997 Special Meeting of Stockholders, as filed with the FDIC

         99.6 Quarterly Report of the Bank on Form F-4 for the quarter ended September 30, 1997, as filed with the FDIC

         99.7 Current Report of the Bank on Form F-3, as filed with the FDIC on October 7, 1997

         99.8 Notification pursuant to Section 225.17 of Regulation Y (12 C.F.R. ss. 225.17) for a One-Bank Holding Company Formation filed by the Company with the Federal Reserve Bank of Boston on September 18, 1997

         99.9 Application for Acquisition of a Bank by a Company pursuant to MGL c. 172, ss. 26B, filed by the Company with the Commissioner of Banks of the Commonwealth of Massachusetts on September 15, 1997

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            MEDFORD BANCORP, INC.



Date: November 26, 1997     By: /s/ Arthur H. Meehan
                                -----------------------------------------------
                                Arthur H. Meehan
                                Chairman, President and Chief Executive Officer






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                                  EXHIBIT INDEX

                                                                                   SEQUENTIALLY
EXHIBIT                                                                              NUMBERED
NUMBER     DESCRIPTION                                                                PAGES

  2.1 Plan of Reorganization and Acquisition dated as of July 29, 1997 between the Company and the Bank

  3.1      Articles of Organization of the Company

  3.2      By-laws of the Company

  3.3      Amended and Restated Charter of the Bank

  3.4      Amended and Restated By-laws of the Bank

  4.1      Specimen certificate for shares of Common Stock of the Company

  4.2 Articles IV, VI(A), VI(C), VI(I)-(J) of Articles of Organization of the Company (see Exhibit 3.1)

  4.3      Articles II and V of By-laws of the Company (see Exhibit 3.2)

 10.1      Amended and Restated Shareholders Rights Agreement, dated
           November 26, 1997, between Medford Bancorp, Inc. and State Street and
           Trust Company, as Rights Agent

 99.1      Annual Report of the Bank on Form F-2 for the year ended December 31,
           1996, as filed with the Federal Deposit Insurance Corporation
           ("FDIC")

 99.2      Quarterly Report of the Bank on Form F-4 for the quarter ended
           March 31, 1997, as filed with the FDIC

 99.3 Current Report of the Bank on Form F-3, as filed with the FDIC on May 7, 1997



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
                                                                                   SEQUENTIALLY
EXHIBIT                                                                              NUMBERED
NUMBER     DESCRIPTION                                                                PAGES

 99.4      Quarterly Report of the Bank on Form F-4 for the quarter ended
           June 30, 1997, as filed with the FDIC

 99.5 Proxy Statement, dated August 4, 1997, delivered to the Bank's stockholders in connection with the Bank's September 16, 1997 Special
           Meeting of Stockholders, as filed with the FDIC

 99.6      Quarterly Report of the Bank on Form F-4 for the quarter ended
           September 30, 1997, as filed with the FDIC

 99.7 Current Report of the Bank on Form F-3, as filed with the FDIC on October 7, 1997

 99.8      Notification pursuant to Section 225.17 of Regulation Y
           (12 C.F.R. ss. 225.17) for a One-Bank Holding Company Formation filed by the Company with the Federal Reserve Bank of Boston on September
           18, 1997

 99.9 Application for Acquisition of a Bank by a Company pursuant to MGL c. 172, ss. 26B, filed by the Company with the Commissioner of Banks of the Commonwealth of Massachusetts on September 15, 1997



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